UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 31, 2023

 WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 31, 2023, the Board of Directors (the “Board”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) approved and adopted a new Code of Business Conduct and Ethics that applies to all officers, directors and employees of the Company and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K (the “Code of Ethics”). The Code of Ethics supersedes the Company’s existing Code of Business Conduct and Ethics for Board Members, and Code of Business Conduct and Ethics for Employees, Officers, Agents and Representatives (collectively, the “Prior Codes”).

As part of the Company’s refresh of its corporate governance, the Company determined that the Code of Ethics simplified the Prior Codes, removed unnecessary duplication and presented a clearer and more accessible code of ethics. The adoption of the Code of Ethics did not relate to or result in any waiver, whether explicit or implicit, of any provision of the Prior Codes.

The foregoing summary description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached to this Current Report on Form 8-K as Exhibit 14.1 and incorporated herein by reference.

Item 8.01 Other Events.

On September 1, 2023, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC notifying the Company that, based on the closing bid price of the Company’s common stock having been at least $1.00 per share for the required period, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) and the minimum bid price deficiency matter previously disclosed by the Company on June 28, 2023 is now closed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
14.1	Code of Business Conduct and Ethics
99.1	Press Release dated September 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ M. Andrew Franklin
		Name:	M. Andrew Franklin
		Title:	Chief Executive Officer and President

Dated: September 1, 2023

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